UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 July

2018

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Multi-Asset Income Fund	NMKAX	NMKCX	NMKRX	NMKIX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2018

4

Portfolio Manager’s Comments

Nuveen Multi-Asset Income Fund

The Fund features portfolio management by Nuveen Investment Advisers, LLC, an affiliate of Nuveen, LLC. Anurag Dugar is the portfolio manager for the Fund. He began managing the Fund in December 2017, replacing the Fund’s previous manager. Here Anurag discusses U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Fund.

Effective September 5, 2018 (subsequent to the close of the reporting period), Nathan S. Shetty was added as a portfolio manager.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended July 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Manager’s Comments (continued)

2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Equities outperformed fixed income assets in the twelve-month period. U.S. stocks continued to be buoyed by positive economic data and investors’ comfort with the pace of Fed rate hikes. Outside the U.S., economic growth appeared more fragile. Mixed data in Europe and Japan, coupled with trade war risks, limited the upside of international equities during this reporting period. Emerging market equities also posted moderate gains, but headwinds from trade tensions and a slowdown in China’s economy, an appreciating U.S. dollar, Turkey’s currency crisis and election uncertainty in Mexico and Brazil weighed on shares in the latter half of the reporting period.

The U.S. bond market ended the twelve-month reporting period with a modestly negative return. Interest rates rose as economic conditions continued to improve, fueling expectations that the Fed would continue to incrementally raise interest rates. Short-term interest rates, which are more sensitive to the Fed’s rate actions, increased more than long-term rates, causing the yield curve to flatten. Government bonds generally underperformed in this environment, while municipal and corporate bonds, especially the high yield segments of these markets, posted better relative results. Concerns about how the Tax Cuts and Jobs Act of 2017 would impact the municipal bond market have stabilized, and positive technical and fundamental environments helped the municipal market recover from earlier volatility related to the tax legislation. High yield municipal bonds, which are less sensitive to interest rate changes, performed particularly well against a backdrop of strong economic growth.

How did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year and since inception periods ended July 31, 2018. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in the report.

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays U.S. Universal Index and the Nuveen Multi-Asset Income Fund Blended Benchmark, which represents a blended return composed of 60% Bloomberg Barclays U.S. Universal Index and 40% MSCI All-Country World Index, but underperformed the Lipper classification average for the twelve-month reporting period ended July 31, 2018.

The Fund’s principal investment objective is current income, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of debt, equity and other investments designed to provide current income and capital appreciation and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include underlying funds that invest at least 80% of their net assets in equity securities). The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

In this reporting period, asset allocation was a positive contributor to the Fund’s relative performance. The Fund’s overweight allocation to equities was advantageous, driven by outperformance in U.S. large-cap equities, international developed market equities and

6

emerging market equities. The Fund also benefited from its overweight to spread (or, non-government) sectors of the fixed income market, notably high yield corporate bonds, high yield municipal bonds and floating rate loans, which outperformed core bonds and an underweight on duration as the rates rose during the reporting period.

However, structural allocations to income-producing equities detracted somewhat from relative performance due to the underperformance of value-oriented equities relative to growth-oriented equities. U.S. equities were also deemphasized via the option overlay in the Fund, which sells options to harvest index option premiums covered by existing long equity security holdings. Although the size was modest and eventually eliminated in October 2017, the overlay detracted as U.S. equities provided strong absolute returns. Real assets also dampened relative results, most notably an overweight to master limited partnerships (MLPs), which are publicly traded partnerships operating businesses in the energy sector. MLPs continue to pay high levels of income but trailed broad equities over the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended July 31, 2018?

In seeking the Fund’s primary objective of current income, the asset mix was tilted toward fixed income investments over equities and real assets. Within the Fund’s fixed income positioning, relative to the Bloomberg Barclays U.S. Universal Index, we remained overweight to spread sectors of the bond market and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held a modest underweight allocation to emerging market equities and a modest overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Plus Bond Fund	15.0%
Nuveen High Yield Municipal Bond Fund	13.0%
TIAA-CREF High Yield Fund	10.6%
TIAA-CREF Emerging Market Debt Fund	9.7%
Nuveen Symphony Floating Rate Income Fund	7.9%

As of the end of the reporting period, the Fund’s largest allocations were in U.S. equity, core fixed income, international developed equity, high yield municipals and U.S. high yield corporate bonds.

In addition to the option writing strategy noted above, the Fund also purchased a small amount of call options which had a positive effect on performance during the reporting period. The Fund is also able to buy and sell put options on up to 5% of its portfolio. These options had a negligible import on performance during the reporting period.

7

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, loan, municipal securities, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2018, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6-Income Tax Information within the Notes to Financial Statements of this report.

8

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.78%	6.42%
Class A Shares at maximum Offering Price	(1.25)%	3.06%
Bloomberg Barclays U.S. Universal Index	(0.56)%	(0.07)%
Lipper Flexible Portfolio Funds Classification Average	5.40%	7.61%
Nuveen Multi-Asset Income Fund Blended Benchmark	4.12%	5.62%

Class C Shares	3.94%	5.62%
Class R6 Shares	5.02%	6.68%
Class I Shares	5.02%	6.68%

Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	3.88%	5.34%
Class A Shares at maximum Offering Price	(2.09)%	1.86%
Class C Shares	3.11%	4.57%
Class R6 Shares	4.12%	5.60%
Class I Shares	4.12%	5.60%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	4.04%	4.64%	3.64%	3.64%
Net Expense Ratios	0.96%	1.70%	0.71%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2019 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The gross expense ratios include acquired fund fees and expenses of 0.44%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

11

Yields    as of July 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	3.35%	2.81%	3.78%	3.78%
SEC 30-Day Yield – Subsidized	3.27%	2.73%	3.77%	3.72%
SEC 30-Day Yield – Unsubsidized	1.88%	1.23%	2.25%	2.21%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12

Holding Summaries    as of July 31, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Fund

Fund Allocation

(% of net assets)

Affiliated Investment Companies	67.8%
Common Stocks	29.8%
Non-Affiliated Exchange-Traded Funds	2.8%
$25 Par (or similar) Retail Preferred	0.1%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen Core Plus Bond Fund (Class R6)	15.0%
Nuveen High Yield Municipal Bond Fund (Class R6)	13.0%
TIAA-CREF High Yield Fund (Class I)	10.6%
TIAA-CREF Emerging Markets Debt Fund (Class I)	9.7%
Nuveen Symphony Floating Rate Income Fund (Class R6)	7.9%

Portfolio Composition

(% of net assets)

Banks	4.0%
Oil, Gas & Consumable Fuels	2.6%
Pharmaceuticals	1.6%
Insurance	1.5%
Chemicals	1.1%
Software	1.1%
Capital Markets	1.0%
Technology Hardware, Storage & Peripherals	1.0%
Electric Utilities	1.0%
Other	15.0%
Affiliated Investment Companies	67.8%
Non-Affiliated Exchange-Traded Funds	2.8%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP ETF	2.8%	(2.07)%

Affiliated Investment Companies
Nuveen Core Plus Bond Fund (Class R6)	15.0%	(0.73)%
Nuveen High Yield Municipal Bond Fund (Class R6)	13.0%	6.49%
Nuveen Preferred Securities Fund (Class R6)	3.9%	0.17%
Nuveen Symphony Floating Rate Income Fund (Class R6)	7.9%	3.88%
TIAA-CREF Emerging Markets Debt Fund (Class I)	9.7%	0.66%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	2.3%	4.33%
TIAA-CREF High Yield Fund (Class I)	10.6%	2.54%
TIAA-CREF International Equity Index Fund (Class I)	2.2%	6.47%
TIAA-CREF Large-Cap Growth Index Fund (Class I)	3.2%	22.75%

13

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2018.

The beginning of the period is February 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$989.70	$985.90	$990.90	$990.90
Expenses Incurred During the Period	$2.76	$6.45	$1.48	$1.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.02	$1,018.30	$1,023.31	$1,023.26
Expenses Incurred During the Period	$2.81	$6.56	$1.51	$1.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.56%, 1.31%, 0.30% and 0.31% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust V:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Multi-Asset Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from September 26, 2016 (commencement of operations) to July 31, 2017, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and the period from September 26, 2016 to July 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from September 26, 2016 to July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 26, 2018

15

Nuveen Multi-Asset Income Fund

Portfolio of Investments    July 31, 2018

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.5%

	AFFILIATED INVESTMENT COMPANIES – 67.8%

154,886	Nuveen Core Plus Bond Fund (Class R6)	$1,649,540

82,633	Nuveen High Yield Municipal Bond Fund (Class R6)	1,427,899

25,577	Nuveen Preferred Securities Fund (Class R6)	431,737

44,068	Nuveen Symphony Floating Rate Income Fund (Class R6)	867,255

110,395	TIAA-CREF Emerging Markets Debt Fund (Class I)	1,065,312

22,431	TIAA-CREF Emerging Markets Equity Index Fund (Class I)	257,510

121,788	TIAA-CREF High Yield Fund (Class I)	1,170,379

11,707	TIAA-CREF International Equity Index Fund (Class I)	236,594

11,160	TIAA-CREF Large-Cap Growth Index Fund (Class I)	355,118
	Total Affiliated Investment Companies (cost $7,474,356)	7,461,344

Shares	Description (1)	Value

	COMMON STOCKS – 29.8%

	Aerospace & Defense – 0.6%

104	General Dynamics Corporation	$20,775

66	Lockheed Martin Corporation	21,523

181	Safran SA, (3)	22,445

24	Thales SA, (3)	3,151
	Total Aerospace & Defense	67,894

	Air Freight & Logistics – 0.1%

247	Deutsche Post AG, (3)	8,725

	Airlines – 0.1%

269	Delta Air Lines Inc.	14,639

	Automobiles – 0.3%

321	Daimler AG, (3)	22,218

30	Hyundai Motor Co, (3)	2,193

40	Toyota Motor Corporation, Sponsored ADR	5,274
	Total Automobiles	29,685

	Banks – 4.0%

3,576	AIB Group PLC, (3)	20,494

978	Bank of America Corporation	30,201

1,585	Bank of Ireland Group PLC, (3)	13,583

175	Bank of NT Butterfield & Son Ltd/The	8,655

3,500	BOC Hong Kong Holdings Ltd, (3)	16,987

401	CIT Group Inc.	21,225

574	Citigroup Inc.	41,265

549	Danske Bank A/S, (3)	15,954

16

Shares	Description (1)	Value

	Banks (continued)

227	East West Bancorp Inc.	$14,696

366	Home BancShares Inc./AR	8,488

1,253	Huntington Bancshares Inc./OH	19,346

1,488	ING Groep NV, (3)	22,747

757	JPMorgan Chase & Co.	87,017

859	KeyCorp	17,927

18,465	Lloyds Banking Group PLC, (3)	15,135

263	Oversea-Chinese Banking Corp Ltd, (3)	2,241

1,492	Royal Bank of Scotland Group PLC, (3), (4)	4,989

104	Sumitomo Mitsui Trust Holdings Inc., (3)	4,131

672	Swedbank AB, (3)	15,891

347	Toronto-Dominion Bank/The	20,585

7,158	Unicaja Banco SA, (3)	12,082

485	Wells Fargo & Co	27,786
	Total Banks	441,425

	Beverages – 0.3%

121	Heineken NV, (3)	12,226

217	PepsiCo Inc.	24,955
	Total Beverages	37,181

	Biotechnology – 0.5%

107	AbbVie Inc.	9,869

394	Gilead Sciences Inc.	30,665

537	Grifols SA, (3)	11,246
	Total Biotechnology	51,780

	Capital Markets – 1.0%

163	AURELIUS Equity Opportunities SE & Co KGaA, (3)	10,067

46	BlackRock Inc.	23,127

62	CME Group Inc.	9,865

1,330	Daiwa Securities Group Inc., (3)	7,757

60	Deutsche Boerse AG, (3)	7,907

176	Macquarie Group Ltd, (3)	16,058

283	Raymond James Financial Inc.	25,920

584	UBS Group AG, (3)	9,599

299	UBS Group AG	4,910
	Total Capital Markets	115,210

	Chemicals – 1.1%

69	Celanese Corporation	8,150

196	CF Industries Holdings Inc.	8,706

311	DowDuPont Inc.	21,387

93	Eastman Chemical Co	9,637

17

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Chemicals (continued)

215	Koninklijke DSM NV, (3)	$22,915

81	Linde AG, (3)	20,031

200	Praxair Inc.	33,500
	Total Chemicals	124,326

	Commercial Services & Supplies – 0.1%

150	Dai Nippon Printing Co Ltd, (3)	3,277

296	ISS A/S, (3)	11,057
	Total Commercial Services & Supplies	14,334

	Communications Equipment – 0.6%

1,472	Cisco Systems Inc.	62,251

	Containers & Packaging – 0.4%

1,430	Amcor Ltd/Australia, (3)	16,008

212	Packaging Corporation of America	23,935
	Total Containers & Packaging	39,943

	Diversified Financial Services – 0.2%

833	Challenger Ltd/Australia, (3)	7,705

29	Groupe Bruxelles Lambert SA, (3)	3,081

900	ORIX Corporation, (3)	14,578
	Total Diversified Financial Services	25,364

	Diversified Telecommunication Services – 0.8%

1,349	AT&T Inc.	43,127

13,000	HKT Trust & HKT Ltd, (3)	17,409

118	Nippon Telegraph & Telephone Corporation, (3)	5,461

270	Nippon Telegraph & Telephone Corporation, ADR, (3)	12,488

613	Telefonica Brasil SA	6,706

191	Telenor ASA, (3)	3,736
	Total Diversified Telecommunication Services	88,927

	Electric Utilities – 1.0%

161	Evergy Inc.	9,030

346	FirstEnergy Corporation	12,259

315	NextEra Energy Inc.	52,775

841	Red Electrica Corp SA, (3)	17,825

804	SSE PLC, (3)	13,175
	Total Electric Utilities	105,064

	Electrical Equipment – 0.2%

108	Eaton Corp PLC	8,982

108	Hubbell Inc.	13,311

77	Mabuchi Motor Co Ltd, (3)	3,794
	Total Electrical Equipment	26,087

18

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.1%

400	Alps Electric Co Ltd, (3)	$11,539

231	Flex Ltd, (4)	3,225
	Total Electronic Equipment, Instruments & Components	14,764

	Energy Equipment & Services – 0.3%

411	Aker Solutions ASA, (3)	2,811

185	Halliburton Co	7,848

215	Schlumberger Ltd	14,517

284	Tenaris SA, (3)	5,203
	Total Energy Equipment & Services	30,379

	Equity Real Estate Investment Trusts – 0.7%

151	Crown Castle International Corporation	16,735

359	CyrusOne Inc.	22,229

127	Digital Realty Trust Inc.	15,420

639	Park Hotels & Resorts Inc.	19,988
	Total Equity Real Estate Investment Trusts	74,372

	Food & Staples Retailing – 0.3%

233	Carrefour SA, (3)	4,177

70	Seven & I Holdings Co Ltd, (3)	2,859

1,377	Tesco PLC, (3)	4,702

268	Walmart Inc.	23,914
	Total Food & Staples Retailing	35,652

	Food Products – 0.7%

522	Conagra Brands Inc.	19,163

182	Danone SA, (3)	14,289

809	Mondelez International Inc.	35,094

973	Orkla ASA, (3)	8,233
	Total Food Products	76,779

	Gas Utilities – 0.1%

1,526	Italgas SpA, (3)	8,777

	Health Care Equipment & Supplies – 0.6%

115	Becton Dickinson and Co	28,793

236	Medtronic PLC	21,294

113	Zimmer Biomet Holdings Inc.	14,184
	Total Health Care Equipment & Supplies	64,271

	Health Care Providers & Services – 0.9%

53	Cigna Corporation	9,509

685	CVS Health Corporation	44,429

193	UnitedHealth Group Inc.	48,871
	Total Health Care Providers & Services	102,809

19

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 0.6%

233	Carnival Corporation	$13,803

163	Carnival PLC, (3)	9,462

801	Compass Group PLC, (3)	17,229

154	Hilton Worldwide Holdings Inc.	12,114

180	Six Flags Entertainment Corporation	11,691
	Total Hotels, Restaurants & Leisure	64,299

	Household Durables – 0.4%

609	Newell Brands Inc.	15,950

150	Panasonic Corporation, (3)	1,927

704	Sekisui House Ltd, (3)	12,000

95	Whirlpool Corporation	12,454
	Total Household Durables	42,331

	Household Products – 0.3%

282	Colgate-Palmolive Co	18,897

113	Reckitt Benckiser Group PLC, (3)	10,074
	Total Household Products	28,971

	Industrial Conglomerates – 0.4%

1,500	Alfa SAB de CV	2,043

169	Honeywell International Inc.	26,981

122	Siemens AG, (3)	17,219
	Total Industrial Conglomerates	46,243

	Insurance – 1.5%

346	Ageas, (3)	18,558

58	Allianz SE, (3)	12,833

105	Axis Capital Holdings Ltd	5,939

169	Chubb Ltd	23,613

138	CNA Financial Corporation	6,456

303	Marsh & McLennan Cos Inc.	25,258

162	MS&AD Insurance Group Holdings Inc., (3)	4,962

221	NN Group NV, (3)	9,763

525	Old Republic International Corporation	11,188

230	Prudential Financial Inc.	23,209

63	Renaissance Re Holdings Ltd	8,307

96	Willis Towers Watson PLC	15,304
	Total Insurance	165,390

	IT Services – 0.7%

178	Accenture PLC	28,361

124	DXC Technology Co	10,508

289	Fidelity National Information Services Inc.	29,805

20

Shares	Description (1)	Value

	IT Services (continued)

321	First Data Corporation, (4)	$7,466

58	Luxoft Holding Inc., (4)	2,204
	Total IT Services	78,344

	Machinery – 0.2%

224	Ingersoll-Rand PLC	22,066

	Media – 0.5%

666	Comcast Corporation, Class A	23,829

66	Publicis Groupe SA, (3)	4,212

157	Walt Disney Co/The	17,829

624	WPP PLC, (3)	9,761
	Total Media	55,631

	Mortgage Real Estate Investment Trusts – 0.1%

698	Starwood Property Trust Inc.	15,942

	Multi-Utilities – 0.5%

315	CMS Energy Corporation	15,227

586	Veolia Environnement SA, (3)	13,372

325	WEC Energy Group Inc.	21,570
	Total Multi-Utilities	50,169

	Oil, Gas & Consumable Fuels – 2.6%

351	Anadarko Petroleum Corporation	25,676

105	Canadian Natural Resources Ltd	3,847

575	Chevron Corporation	72,605

261	Dominion Energy Midstream Partners LP	4,019

424	Enbridge Inc.	15,058

558	Enterprise Products Partners LP	16,182

258	HollyFrontier Corporation	19,242

320	Occidental Petroleum Corporation	26,858

327	Phillips 66	40,332

71	Royal Dutch Shell PLC, Sponsored ADR, Class B	5,044

249	Targa Resources Corporation	12,716

448	Total SA, (3)	29,221

389	Williams Cos Inc./The	11,573
	Total Oil, Gas & Consumable Fuels	282,373

	Personal Products – 0.3%

44	L’Oreal SA, (3)	10,752

197	Unilever NV	11,320

225	Unilever PLC, (3)	12,853
	Total Personal Products	34,925

21

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Pharmaceuticals – 1.6%

117	Allergan PLC	$21,539

197	AstraZeneca PLC, Sponsored ADR	7,709

28	Bayer AG, (3)	3,117

938	GlaxoSmithKline PLC, (3)	19,482

160	Johnson & Johnson	21,203

1,851	Pfizer Inc.	73,910

51	Roche Holding AG, (3)	12,528

228	Sanofi, (3)	19,835
	Total Pharmaceuticals	179,323

	Professional Services – 0.3%

59	Adecco Group AG, (3)	3,627

458	Experian PLC, (3)	11,245

643	Nielsen Holdings PLC	15,149

60	Wolters Kluwer NV, (3)	3,613
	Total Professional Services	33,634

	Real Estate Management & Development – 0.3%

4,800	CapitaLand Ltd, (3)	11,403

509	City Developments Ltd, (3)	3,752

1,020	Great Eagle Holdings Ltd, (3)	5,007

4,570	Sino Land Co Ltd, (3)	7,857
	Total Real Estate Management & Development	28,019

	Road & Rail – 0.5%

359	CSX Corporation	25,374

161	Union Pacific Corporation	24,132
	Total Road & Rail	49,506

	Semiconductors & Semiconductor Equipment – 0.4%

455	Cypress Semiconductor Corporation	8,104

266	Infineon Technologies AG, (3)	7,044

200	MediaTek Inc., (3)	1,663

39	Rohm Co Ltd, (3)	3,324

189	Texas Instruments Inc.	21,039

106	Xilinx Inc.	7,639
	Total Semiconductors & Semiconductor Equipment	48,813

	Software – 1.1%

751	Microsoft Corporation	79,666

435	Oracle Corporation	20,741

184	SAP SE, (3)	21,415
	Total Software	121,822

22

Shares	Description (1)			Value

	Specialty Retail – 0.4%

2,900	Kingfisher PLC, (3)			$11,275

319	Lowe’s Cos Inc.			31,689
	Total Specialty Retail			42,964

	Technology Hardware, Storage & Peripherals – 1.0%

306	Apple Inc.			58,229

80	Fuji Photo Film Co., Ltd., (3)			3,302

1,038	HP Inc.			23,957

315	Samsung Electronics Co Ltd, (3)			10,814

149	Western Digital Corporation			10,452
	Total Technology Hardware, Storage & Peripherals			106,754

	Textiles, Apparel & Luxury Goods – 0.0%

105	Wacoal Holdings Corporation, (3)			2,893

	Tobacco – 0.6%

413	Altria Group Inc.			24,235

385	Imperial Brands PLC, (3)			14,745

75	Japan Tobacco Inc., (3)			2,134

252	Philip Morris International Inc.			21,748

248	Scandinavian Tobacco Group A/S			4,036
	Total Tobacco			66,898

	Trading Companies & Distributors – 0.2%

1,100	Itochu Corporation, (3)			19,532

	Wireless Telecommunication Services – 0.3%

600	KDDI Corporation, (3)			16,702

221	SK Telecom Company Limited, Sponsored ADR			5,479

5,547	Vodafone Group PLC, (3)			13,551
	Total Wireless Telecommunication Services			35,732
	Total Common Stocks (cost $2,867,398)			3,283,212

Shares	Description (1), (2)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 2.8%

28,285	Alerian MLP ETF			$309,438
	Total Non-Affiliated Exchange-Traded Funds (cost $296,809)			309,438

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Banks – 0.0%

155	Citigroup Inc.	6.875%	BB+	$4,306

23

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Coupon	Ratings (5)	Value

	Wireless Telecommunication Services – 0.1%

207	United States Cellular Corporation	7.250%	Ba1	$5,307
	Total $25 Par (or similar) Retail Preferred (cost $10,048)			9,613
	Total Long-Term Investments (cost $10,648,611)			11,063,607
	Other Assets Less Liabilities – (0.5)%			(50,916)
	Net Assets – 100%			$11,012,691

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

24

Statement of Assets and Liabilities

July 31, 2018

Assets
Affiliated long-term investments, at value (cost $7,474,356)	$7,461,344
Non-Affiliated long-term investments, at value (cost $3,174,255)	3,602,263
Cash	51,588
Cash denominated in foreign currencies (cost $319)	319
Receivable for:
Dividends	27,684
Due from broker	11,640
Investments sold	10,608
Reclaims	1,525
Shares sold	67
Other assets	23,817
Total assets	11,190,855
Liabilities
Payable for:
Dividends	32,977
Investments purchased	1,566
Shares redeemed	535
Accrued expenses:
Custodian fees	69,773
Professional fees	46,224
Shareholder reporting expenses	26,495
Trustees fees	59
12b-1 distribution and service fees	89
Other	446
Total liabilities	178,164
Net assets	$11,012,691
Class A Shares
Net assets	$325,085
Shares outstanding	15,527
Net asset value (“NAV”) per share	$20.94
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.22
Class C Shares
Net assets	$26,149
Shares outstanding	1,250
NAV and offering price per share	$20.92
Class R6 Shares
Net assets	$26,184
Shares outstanding	1,250
NAV and offering price per share	$20.95
Class I Shares
Net assets	$10,635,273
Shares outstanding	507,731
NAV and offering price per share	$20.95
Net assets consist of:
Capital paid-in	$10,534,566
Undistributed (Over-distribution of) net investment income	(37,487)
Accumulated net realized gain (loss)	100,733
Net unrealized appreciation (depreciation)	414,879
Net Assets	$11,012,691
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended July 31, 2018

Investment Income
Dividends from affiliated investments	$340,413
Dividends from non-affiliated investments	61,219
Foreign tax withheld from non-affiliated investments	(5,141)
Total investment income	396,491
Expenses
Management fees	60,517
12b-1 service fees – Class A Shares	451
12b-1 distribution and service fees – Class C Shares	261
Shareholder servicing agent fees	1,067
Custodian fees	171,505
Trustees fees	198
Professional fees	65,672
Shareholder reporting expenses	51,488
Federal and state registration fees	55,267
Other	6,421
Total expenses before fee waiver/expense reimbursement	412,847
Fee waiver/expense reimbursement	(378,780)
Net expenses	34,067
Net investment income (loss)	362,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	118,503
Non-affiliated investments and foreign currency	71,602
Capital gain distributions from affiliated investments	19,662
Options purchased	(2,216)
Options written	(40,155)
Total net realized gain (loss)	167,396
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(211,445)
Non-affiliated investments and foreign currency	204,319
Options purchased	(273)
Options written	2,943
Total change in net unrealized appreciation (depreciation)	(4,456)
Net realized and unrealized gain (loss)	162,940
Net increase (decrease) in net assets from operations	$525,364

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Year Ended 7/31/18	For the Period 9/26/16 (commencement of operations) through 7/31/17
Operations
Net investment income (loss)	$362,424	$347,122
Total net realized gain (loss)	167,396	(48,832)
Total change in net unrealized appreciation (depreciation)	(4,456)	419,335
Net increase (decrease) in net assets from operations	525,364	717,625
Distributions to Shareholders
From net investment income:
Class A Shares	(6,340)	(1,238)
Class C Shares	(714)	(662)
Class R6 Shares	(970)	(847)
Class I Shares	(393,803)	(337,255)
From accumulated net realized gains from investment transactions:
Class A Shares	(135)	(38)
Class C Shares	(20)	(38)
Class R6 Shares	(20)	(38)
Class I Shares	(7,947)	(14,886)
Decrease in net assets from distributions to shareholders	(409,949)	(355,002)
Fund Share Transactions
Proceeds from sale of shares	789,140	10,143,124
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,192	369
	803,332	10,143,493
Cost of shares redeemed	(287,630)	(124,542)
Net increase (decrease) in net assets from Fund share transactions	515,702	10,018,951
Net increase (decrease) in net assets	631,117	10,381,574
Net assets at the beginning of period	10,381,574	—
Net assets at the end of period	$11,012,691	$10,381,574
Undistributed (Over-distribution of) net investment income at the end of period	$(37,487)	$5,674

See accompanying notes to financial statements.

27

Financial Highlights

Multi-Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2018	$20.71	$0.57	$0.40	$0.97	$(0.74)	$—	$(0.74)	$20.94
2017(f)	20.00	0.64	0.74	1.38	(0.64)	(0.03)	(0.67)	20.71
Class C (9/26)
2018	20.70	0.48	0.33	0.81	(0.59)	—	(0.59)	20.92
2017(f)	20.00	0.52	0.74	1.26	(0.53)	(0.03)	(0.56)	20.70
Class R6 (9/26)
2018	20.72	0.69	0.33	1.02	(0.79)	—	(0.79)	20.95
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72
Class I (9/26)
2018	20.72	0.69	0.33	1.02	(0.79)	—	(0.79)	20.95
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72

See accompanying notes to financial statements.

28

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.78%	$325	4.25%		(0.91)%		0.56%		2.79%		54%
7.06	46	3.60	*	0.70	*	0.52	*	3.78	*	46

3.94	26	4.80		(1.12)		1.31		2.36		54
6.42	26	4.20	*	0.13	*	1.26	*	3.07	*	46

5.02	26	3.80		(0.13)		0.30		3.37		54
7.30	26	3.20	*	1.13	*	0.27	*	4.06	*	46

5.02	10,635	3.81		(0.14)		0.31		3.36		54
7.30	10,284	3.20	*	1.13	*	0.27	*	4.07	*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2018	0.25%		0.25%		0.25%		0.25%
2017(f)	0.30	*	0.30	*	0.30	*	0.30	*

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Asset Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Investment Advisers, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating the Fund’s assets among underlying funds and the Managers.

Investment Objectives

Multi-Asset Income’s investment objective is to seek current income. The secondary investment objective of the Fund is to seek capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, if any, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

31

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Affiliated Investment Companies	$7,461,344	$—		$—	$7,461,344
Common Stocks	2,346,198	937,014	**	—	3,283,212
Non-Affiliated Exchange-Traded Funds	309,438	—		—	309,438
$25 Par (or similar) Retail Preferred	9,613	—		—	9,613
Total	$10,126,593	$937,014		$—	$11,063,607
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable.

33

Notes to Financial Statements (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund purchased/sold a small amount of call options as part of their overwrite strategy and bought/sold put options on up to 5% of its portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

Average notional amount of outstanding call options purchased*	$11,000

Average notional amount of outstanding call options written*	$(207,400)

Average notional amount of outstanding put options purchased*	$107,000
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any outstanding call and put options purchased/written at the end of the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Equity price	Options Purchased	$(2,216)	$(273)
Equity price	Options Written	(40,155)	2,943

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

34

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/18		For the period 9/26/16 (commencement of operations) through 7/31/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,100	$273,400	3,385	$68,124
Class C	—	—	1,250	25,000
Class R6	—	—	1,250	25,000
Class I	24,738	515,740	501,303	10,025,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	264	5,504	18	369
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	417	8,688	—	—
	38,519	803,332	507,206	10,143,493
Shares redeemed:
Class A	(40)	(838)	(1,200)	(24,542)
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(13,714)	(286,792)	(5,013)	(100,000)
	(13,754)	(287,630)	(6,213)	(124,542)
Net increase (decrease)	24,765	$515,702	500,993	$10,018,951

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

Purchases:
Affiliated investments	$4,016,674
Non-affiliated investments	2,283,447
Sales:
Affiliated investments	3,994,369
Non-affiliated investments	1,822,952

6. Income Tax Information

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

35

Notes to Financial Statements (continued)

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

Tax cost of investments	$10,661,634
Gross unrealized:
Appreciation	$612,922
Depreciation	(210,949)
Net unrealized appreciation (depreciation) of investments	$401,973

Permanent differences, primarily due to foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2018, the Fund’s tax year end, as follows:

Capital paid-in	$(5)
Undistributed (Over-distribution of) net investment income	(3,758)
Accumulated net realized gain (loss)	3,763

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2018, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$—
Undistributed net ordinary income[1,2]	40,095
Undistributed net long-term capital gains	70,887
[1]

Undistributed net tax-exempt income and ordinary income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2018 through July 31, 2018, and paid on August 1, 2018.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net tax-exempt income[3]	$54,959
Distributions from net ordinary income[2]	353,313
Distributions from net long-term capital gains	—

For the period September 26, 2016 (commencement of operations) through July 31, 2017
Distributions from net tax-exempt income	$—
Distributions from net ordinary income[2]	313,522
Distributions from net long-term capital gains	8,444
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designates this amount paid during the fiscal year ended July 31, 2018, as Exempt Interest Dividends.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For the next $2.5 billion	0.3000
For the next $2.5 billion	0.2875
For net assets over $10 billion	0.2750

36

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2018, the complex-level fee for the Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through July 31, 2019, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

Other Transactions with Affiliates

Affiliated Investment Companies

Information regarding the Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Description	Shares as of 7/31/18	Value as of 7/31/17	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 7/31/18	Dividend Income	Capital Gains Distributions from Underlying Fund
Nuveen Core Plus Bond Fund (Class R6)	154,886	$1,003,043	$696,853	$—	$(20,390)	$(29,966)	$1,649,540	$40,859	$—
Nuveen High Yield Municipal Bond Fund (Class R6)	82,633	1,007,077	410,277	—	—	10,545	1,427,899	59,438	—
Nuveen Preferred Securities Fund (Class R6)	25,577	723,796	451,590	730,485	21,799	(34,963)	431,737	23,096	—
Nuveen Real Asset Income Fund (Class R6)	—	506,534	—	506,534	8,519	(8,519)	—	4,201	—
Nuveen Symphony Floating Rate Income Fund (Class R6)	44,068	1,289,712	347,923	763,501	(4,239)	(2,640)	867,255	40,912	—
Nuveen Symphony High Yield Bond Fund (Class R6)	—	618,828	145,586	737,443	(2,305)	(24,666)	—	30,015	—
TIAA-CREF Emerging Markets Debt Fund (Class I)	110,395	305,862	835,909	—	—	(76,459)	1,065,312	61,300	17,470
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	22,431	699,606	—	463,170	73,302	(52,228)	257,510	8,104	—
TIAA-CREF High Yield Fund (Class I)	121,788	701,365	492,329	—	—	(23,315)	1,170,379	50,775	—
TIAA-CREF International Equity Index Fund (Class I)	11,707	224,030	314,681	330,326	20,083	8,126	236,594	15,592	—
TIAA-CREF Large-Cap Growth Index Fund (Class I)	11,160	452,128	321,526	462,910	21,734	22,640	355,118	6,121	2,192
Total		$7,531,981	$4,016,674	$3,994,369	$118,503	$(211,445)	$7,461,344	$340,413	$19,662

37

Notes to Financial Statements (continued)

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”) a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$5,370
Paid to financial intermediaries (Unaudited)	4,680

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$177

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,250
Class I Shares	496,250

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

Effective September 4, 2018, the Fund will transfer the Fund’s sub-advisory agreement from Nuveen Investments Advisers, LLC to Nuveen Asset Management, LLC.

38

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Investments Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	38.0%
%DRD	11.8%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

39

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Universal Index: represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Fund Blended Benchmark: A blended return composed of 60% Bloomberg Barclays U.S. Universal Index/40% MSCI All-Country World Index in which the Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

40

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Adviser and Nuveen Investments Advisers, LLC (“NIA” or the “Lead Sub-Adviser”); (b) the Adviser and Nuveen Asset Management, LLC (“NAM”); (c) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); (d) the Adviser and Santa Barbara Asset Management, LLC (“Santa Barbara”); (e) the Adviser and Symphony Asset Management LLC (“Symphony”); and (f) the Adviser and Winslow Capital Management, LLC (“Winslow”), pursuant to which NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow each serve as an investment sub-adviser to the Fund. NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow are each hereafter a “Sub-Adviser.” Each Sub-Adviser except the Lead Sub-Adviser is a “Manager.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and, as applicable, the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed fund performance over the quarter and one-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results

42

necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and although the Fund’s performance was below its blended benchmark for the one-year period, the Fund outperformed its primary benchmark for such period. The Board recognized that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Managers charge to other clients. (Comparative client data was not available for the Lead Sub-Adviser.)

The Board noted that the Fund did not incur a management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio below the net expense average of its Peer Group.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Managers, such other clients may include: retail and institutional managed accounts with respect to each Manager; hedge funds (with respect to Symphony); investment companies outside the Nuveen family (with respect to NAM, NWQ, Symphony and Winslow); foreign investment companies offered by Nuveen (with respect to NAM, NWQ, Santa Barbara and Winslow); and collective investment trusts (with respect to NAM, NWQ and Winslow). The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies, as applicable. With respect to hedge funds, the Board noted the performance fee Symphony assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Managers and the hedge funds advised by Symphony (along with their performance fee), and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Manager’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

44

In reviewing profitability, the Independent Board Members also considered the profitability of various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed each Manager’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Manager’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Fund, its temporary expense cap), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Managers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Managers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Fund to the extent it enhances the ability of the Managers to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients. The Board noted that the Lead Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

G. Subsequent Events

At a meeting held on August 7-9, 2018, the Board approved the transfer of the Fund’s Sub-Advisory Agreement with NIA (the Lead Sub-Adviser) to NAM. In addition, because NAM already had a Sub-Advisory Agreement in place for the Fund, the Board also approved the amendment and restatement of NAM’s then-existing Sub-Advisory Agreement to incorporate relevant terms from the transferred NIA Sub-Advisory Agreement. This transition, which occurred on September 4, 2018, was in connection with an internal reorganization of certain investment mandates and related personnel from NIA to NAM.

46

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166

47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166

48

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166

49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166

50

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

51

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-MUAI-0718P 600794-INV-Y-09/19

Mutual Funds

31 July

2018

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Multi-Asset Income Tax-Aware Fund	NMXAX	NMXCX	NMXRX	NMXIX

Annual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2018

Portfolio Manager’s

Comments

Nuveen Multi-Asset Income Tax-Aware Fund

The Fund features portfolio management by Nuveen Investment Advisers, LLC, an affiliate of Nuveen, LLC. Anurag Dugar is the portfolio manager for the Fund. He began managing the Fund in December 2017, replacing the Fund’s previous manager. Here Anurag discusses U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Fund.

At the close of business on September 25, 2018 (subsequent to the close of this reporting period), the Nuveen Multi-Asset Income Tax-Aware Fund was liquidated, at which time shareholder received the proceeds of the liquidation.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended July 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comment (continued)

Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Equities outperformed fixed income assets in the twelve-month period. U.S. stocks continued to be buoyed by positive economic data and investors’ comfort with the pace of Fed rate hikes. Outside the U.S., economic growth appeared more fragile. Mixed data in Europe and Japan, coupled with trade war risks, limited the upside of international equities during this reporting period. Emerging market equities also posted moderate gains, but headwinds from trade tensions and a slowdown in China’s economy, an appreciating U.S. dollar, Turkey’s currency crisis and election uncertainty in Mexico and Brazil weighed on shares in the latter half of the reporting period.

The U.S. bond market ended the twelve-month reporting period with a modestly negative return. Interest rates rose as economic conditions continued to improve, fueling expectations that the Fed would continue to incrementally raise interest rates. Short-term interest rates, which are more sensitive to the Fed’s rate actions, increased more than long-term rates, causing the Treasury yield curve to flatten. Government bonds generally underperformed in this environment, while municipal and corporate bonds, especially the high yield segments of these markets, posted better relative results. Concerns about how the Tax Cuts and Jobs Act of 2017 would impact the municipal bond market have stabilized, and positive technical and fundamental environments helped the municipal market recover from earlier volatility related to the tax legislation. High yield municipal bonds, which are less sensitive to interest rate changes, performed particularly well against a backdrop of strong economic growth.

How did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year and since inception periods ended July 31, 2018. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in the report.

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index, the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark, which represents a blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index, and the Lipper classification average for the twelve-month reporting period ended July 31, 2018.

The Fund’s principal investment objective is current income, a portion of which is exempt from regular federal income tax, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of tax-exempt and taxable debt, equity and other investments designed to provide tax-efficient current income and capital appreciation, and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion. The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

In this reporting period, asset allocation was a positive contributor to the Fund’s relative performance. The Fund’s overweight allocation to equities was advantageous, driven by outperformance in U.S. large-cap equities, international developed market equities and emerging market equities. The Fund also benefited from its overweight in high yield municipal bonds and short duration high yield municipals, which outperformed core bonds and an underweight on duration as the rates rose during the reporting period.

However, structural allocations to income-producing equities detracted somewhat from relative performance due to the underperformance of value-oriented equities relative to growth-oriented equities. U.S. equities were also deemphasized via the option overlay in the Fund, which sells options to harvest index option premiums covered by existing long equity security holdings. Although the size was modest and eventually eliminated in October 2017, the overlay detracted as U.S. equities provided strong absolute returns. An overweight to master limited partnerships (MLPs), which are publicly traded partnerships operating businesses in the energy sector, also detracted from performance. MLPs continue to pay high levels of income but trailed broad equities over the reporting period.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended July 31, 2018?

In seeking the Fund’s primary objective of tax-efficient current income, the asset mix was tilted toward municipal fixed income investments over equities and real assets. The Fund’s fixed income positioning, relative to the S&P Municipal Bond Index, was overweight to lower rated, higher yielding municipal bonds and underweight to long-term investment grade municipal bonds. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Tax-Aware Fund’s top five holdings were:

Holding	Weighting
Nuveen High Yield Municipal Bond Fund	15.7%
Nuveen Short Duration High Yield Municipal Bond Fund	14.8%
Nuveen Limited Term Municipal Bond Fund	13.1%
Nuveen All-American Municipal Bond Fund	6.0%
Nuveen Inflation Protected Municipal Bond Fund	5.8%

As of July 31, 2018, the Fund’s largest allocations were in high yield municipals, investment grade municipals, U.S. equity, international developed equity and floating rate loans.

In addition to the option writing strategy noted above, the Fund also purchased a small amount of call options which had a positive effect on performance during the reporting period. The Fund is also able to buy and sell put options on up to 5% of its portfolio. These options had a negligible import on performance during the reporting period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Tax-Aware Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliance conduct of a bond issuer. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. The use of tax-aware strategies may result in the Fund providing a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed and there is no guarantee that these strategies will be successful. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, inverse floaters, loan, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2018, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6-Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	5.86%	6.13%
Class A Shares at maximum Offering Price	(0.23)%	2.78%
S&P Municipal Bond Index	1.21%	0.96%
Lipper Flexible Portfolio Funds Classification Average	5.40%	7.61%
Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark	4.12%	5.62%

Class C Shares	5.07%	5.35%
Class R6 Shares	6.10%	6.39%
Class I Shares	6.10%	6.39%

Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	5.40%	5.32%
Class A Shares at maximum Offering Price	(0.66)%	1.84%
Class C Shares	4.61%	4.52%
Class R6 Shares	5.64%	5.55%
Class I Shares	5.69%	5.58%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	3.67%	4.42%	3.41%	3.41%
Net Expense Ratios	0.93%	1.68%	0.67%	0.68%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to July 31, 2019 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The gross expense ratios include acquired fund fees and expenses of 0.38%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Yields    as of July 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.62%	2.05%	3.01%	3.01%
SEC 30-Day Yield – Subsidized	2.68%	2.11%	3.11%	3.10%
SEC 30-Day Yield – Unsubsidized	0.10%	(0.63)%	0.37%	0.35%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of July 31, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Tax-Aware Fund

Fund Allocation

(% of net assets)

Affiliated Investment Companies	66.7%
Common Stocks	30.1%
Non-Affiliated Exchange-Traded Funds	2.7%
$25 Par (or similar) Retail Preferred	0.1%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen High Yield Municipal Bond Fund (Class R6)	15.7%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	14.8%
Nuveen Limited Term Municipal Bond Fund (Class I)	13.1%
Nuveen All-American Municipal Bond Fund (Class R6)	6.0%
Nuveen Inflation Protected Municipal Bond Fund (Class I)	5.8%

Portfolio Composition

(% of net assets)

Banks	4.1%
Oil, Gas & Consumable Fuels	2.6%
Pharmaceuticals	1.6%
Insurance	1.5%
Chemicals	1.1%
Software	1.1%
Capital Markets	1.1%
Technology Hardware, Storage & Peripherals	1.0%
Health Care Providers & Services	1.0%
Electric Utilities	1.0%
Other	14.1%
Affiliated Investment Companies	66.7%
Non-Affiliated Exchange-Traded Funds	2.7%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP ETF	2.7%	(2.07)%

Affiliated Investment Companies
Nuveen All-American Municipal Bond Fund (Class R6)	6.0%	2.65%
Nuveen High Yield Municipal Bond Fund (Class R6)	15.7%	6.49%
Nuveen Inflation Protected Municipal Bond Fund (Class I)	5.8%	2.65%
Nuveen Limited Term Municipal Bond Fund (Class I)	13.1%	1.19%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	14.8%	5.40%
Nuveen Symphony Floating Rate Income Fund (Class R6)	3.8%	3.88%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	2.3%	4.33%
TIAA-CREF International Equity Index Fund (Class I)	2.0%	6.47%
TIAA-CREF Large-Cap Growth Index Fund (Class I)	3.2%	22.75%

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2018.

The beginning of the period is February 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.10	$995.30	$1,000.20	$1,000.20
Expenses Incurred During the Period	$2.73	$6.43	$1.49	$1.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.07	$1,018.35	$1,023.31	$1,023.31
Expenses Incurred During the Period	$2.76	$6.51	$1.51	$1.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.55%, 1.30%, 0.30% and 0.30% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust V:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Multi-Asset Income Tax-Aware Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from September 26, 2016 (commencement of operations) to July 31, 2017, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and the period from September 26, 2016 to July 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from September 26, 2016 to July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Liquidation

As discussed in Notes 1 and 9 to the financial statements, the Fund liquidated after the close of business on September 25, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 27, 2018

Nuveen Multi-Asset Income Tax-Aware Fund

Portfolio of Investments    July 31, 2018

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 99.6%

	AFFILIATED INVESTMENT COMPANIES – 66.7%

56,279	Nuveen All-American Municipal Bond Fund (Class R6)	$646,083

98,498	Nuveen High Yield Municipal Bond Fund (Class R6)	1,702,052

58,138	Nuveen Inflation Protected Municipal Bond Fund (Class I)	624,987

130,388	Nuveen Limited Term Municipal Bond Fund (Class I)	1,417,319

156,923	Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	1,600,619

20,896	Nuveen Symphony Floating Rate Income Fund (Class R6)	411,230

22,116	TIAA-CREF Emerging Markets Equity Index Fund (Class I)	253,891

10,642	TIAA-CREF International Equity Index Fund (Class I)	215,070

10,828	TIAA-CREF Large-Cap Growth Index Fund (Class I)	344,536
	Total Affiliated Investment Companies (cost $7,140,801)	7,215,787

Shares	Description (1)	Value

	COMMON STOCKS – 30.1%

	Aerospace & Defense – 0.6%

104	General Dynamics Corporation	$20,775

60	Lockheed Martin Corporation	19,566

179	Safran SA, (3)	22,197

29	Thales SA, (3)	3,807
	Total Aerospace & Defense	66,345

	Air Freight & Logistics – 0.1%

238	Deutsche Post AG, (3)	8,407

	Airlines – 0.1%

259	Delta Air Lines Inc.	14,095

	Automobiles – 0.3%

315	Daimler AG, (3)	21,802

38	Hyundai Motor Co, (3)	2,777

49	Toyota Motor Corporation, Sponsored ADR	6,460
	Total Automobiles	31,039

	Banks – 4.1%

3,750	AIB Group PLC, (3)	21,491

1,007	Bank of America Corporation	31,096

1,656	Bank of Ireland Group PLC, (3)	14,191

169	Bank of NT Butterfield & Son Ltd/The	8,359

4,000	BOC Hong Kong Holdings Ltd, (3)	19,414

399	CIT Group Inc.	21,119

586	Citigroup Inc.	42,128

542	Danske Bank A/S, (3)	15,751

Shares	Description (1)	Value

	Banks (continued)

234	East West Bancorp Inc.	$15,149

377	Home BancShares Inc./AR	8,743

1,287	Huntington Bancshares Inc./OH	19,871

1,537	ING Groep NV, (3)	23,496

724	JPMorgan Chase & Co	83,224

877	KeyCorp	18,303

18,238	Lloyds Banking Group PLC, (3)	14,949

319	Oversea-Chinese Banking Corp Ltd, (3)	2,718

1,820	Royal Bank of Scotland Group PLC, (3), (4)	6,086

127	Sumitomo Mitsui Trust Holdings Inc., (3)	5,045

664	Swedbank AB, (3)	15,702

335	Toronto-Dominion Bank/The	19,873

7,670	Unicaja Banco SA, (3)	12,946

450	Wells Fargo & Co	25,781
	Total Banks	445,435

	Beverages – 0.3%

120	Heineken NV, (3)	12,125

201	PepsiCo Inc.	23,115
	Total Beverages	35,240

	Biotechnology – 0.5%

110	AbbVie Inc.	10,145

397	Gilead Sciences Inc.	30,898

530	Grifols SA, (3)	11,100
	Total Biotechnology	52,143

	Capital Markets – 1.1%

169	AURELIUS Equity Opportunities SE & Co KGaA, (3)	10,437

42	BlackRock Inc.	21,116

58	CME Group Inc.	9,229

1,286	Daiwa Securities Group Inc., (3)	7,501

58	Deutsche Boerse AG, (3)	7,644

175	Macquarie Group Ltd, (3)	15,967

295	Raymond James Financial Inc.	27,019

564	UBS Group AG, (3)	9,270

364	UBS Group AG	5,977
	Total Capital Markets	114,160

	Chemicals – 1.1%

69	Celanese Corporation	8,150

202	CF Industries Holdings Inc.	8,973

300	DowDuPont Inc.	20,631

99	Eastman Chemical Co	10,258

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Chemicals (continued)

222	Koninklijke DSM NV, (3)	$23,661

80	Linde AG, (3)	19,784

193	Praxair Inc.	32,328
	Total Chemicals	123,785

	Commercial Services & Supplies – 0.1%

176	Dai Nippon Printing Co Ltd, (3)	3,845

323	ISS A/S, (3)	12,065
	Total Commercial Services & Supplies	15,910

	Communications Equipment – 0.6%

1,459	Cisco Systems Inc.	61,701

	Containers & Packaging – 0.4%

1,413	Amcor Ltd/Australia, (3)	15,818

196	Packaging Corporation of America	22,128
	Total Containers & Packaging	37,946

	Diversified Financial Services – 0.2%

803	Challenger Ltd/Australia, (3)	7,428

35	Groupe Bruxelles Lambert SA, (3)	3,718

800	Orix Corporation, (3)	12,958
	Total Diversified Financial Services	24,104

	Diversified Telecommunication Services – 0.8%

1,324	AT&T Inc.	42,328

12,000	HKT Trust & HKT Ltd, (3)	16,070

147	Nippon Telegraph & Telephone Corporation, (3)	6,803

260	Nippon Telegraph & Telephone Corporation, ADR, (3)	12,026

591	Telefonica Brasil SA	6,465

236	Telenor ASA, (3)	4,617
	Total Diversified Telecommunication Services	88,309

	Electric Utilities – 1.0%

166	Evergy Inc.	9,311

333	FirstEnergy Corporation	11,798

304	NextEra Energy Inc.	50,932

831	Red Electrica Corp SA, (3)	17,613

794	SSE PLC, (3)	13,011
	Total Electric Utilities	102,665

	Electrical Equipment – 0.2%

104	Eaton Corporation PLC	8,650

109	Hubbell Inc.	13,434

94	Mabuchi Motor Co Ltd, (3)	4,631
	Total Electrical Equipment	26,715

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.1%

400	Alps Electric Co Ltd, (3)	$11,539

280	Flex Ltd, (4)	3,909
	Total Electronic Equipment, Instruments & Components	15,448

	Energy Equipment & Services – 0.3%

502	Aker Solutions ASA, (3)	3,433

188	Halliburton Co	7,975

199	Schlumberger Ltd	13,436

344	Tenaris SA, (3)	6,302
	Total Energy Equipment & Services	31,146

	Equity Real Estate Investment Trusts – 0.7%

154	Crown Castle International Corporation	17,068

336	CyrusOne Inc.	20,805

131	Digital Realty Trust Inc.	15,906

647	Park Hotels & Resorts Inc.	20,238
	Total Equity Real Estate Investment Trusts	74,017

	Food & Staples Retailing – 0.4%

284	Carrefour SA, (3)	5,092

80	Seven & I Holdings Co Ltd, (3)	3,267

1,681	Tesco PLC, (3)	5,741

274	Walmart Inc.	24,449
	Total Food & Staples Retailing	38,549

	Food Products – 0.7%

539	Conagra Brands Inc.	19,787

179	Danone SA, (3)	14,054

784	Mondelez International Inc.	34,010

939	Orkla ASA, (3)	7,946
	Total Food Products	75,797

	Gas Utilities – 0.1%

1,472	Italgas SpA, (3)	8,467

	Health Care Equipment & Supplies – 0.6%

106	Becton Dickinson and Co	26,539

219	Medtronic PLC	19,760

117	Zimmer Biomet Holdings Inc.	14,686
	Total Health Care Equipment & Supplies	60,985

	Health Care Providers & Services – 1.0%

61	Cigna Corporation	10,945

672	CVS Health Corporation	43,586

191	UnitedHealth Group Inc.	48,365
	Total Health Care Providers & Services	102,896

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 0.6%

216	Carnival Corporation	$12,796

160	Carnival PLC, (3)	9,288

791	Compass Group PLC, (3)	17,014

155	Hilton Worldwide Holdings Inc.	12,192

184	Six Flags Entertainment Corporation	11,951
	Total Hotels, Restaurants & Leisure	63,241

	Household Durables – 0.4%

627	Newell Brands Inc.	16,421

180	Panasonic Corporation, (3)	2,313

723	Sekisui House Ltd, (3)	12,324

88	Whirlpool Corporation	11,537
	Total Household Durables	42,595

	Household Products – 0.3%

261	Colgate-Palmolive Co	17,490

111	Reckitt Benckiser Group PLC, (3)	9,896
	Total Household Products	27,386

	Industrial Conglomerates – 0.4%

1,900	Alfa SAB de CV	2,587

156	Honeywell International Inc.	24,905

126	Siemens AG, (3)	17,783
	Total Industrial Conglomerates	45,275

	Insurance – 1.5%

362	Ageas, (3)	19,416

59	Allianz SE, (3)	13,054

130	Axis Capital Holdings Ltd	7,353

158	Chubb Ltd	22,076

133	CNA Financial Corporation	6,222

280	Marsh & McLennan Cos Inc.	23,341

197	MS&AD Insurance Group Holdings Inc., (3)	6,034

214	NN Group NV, (3)	9,454

566	Old Republic International Corporation	12,061

242	Prudential Financial Inc.	24,420

61	Renaissance Re Holdings Ltd	8,043

94	Willis Towers Watson PLC	14,985
	Total Insurance	166,459

	IT Services – 0.7%

164	Accenture PLC	26,130

127	DXC Technology Co	10,762

267	Fidelity National Information Services Inc.	27,536

Shares	Description (1)	Value

	IT Services (continued)

310	First Data Corporation, (4)	$7,211

71	Luxoft Holding Inc., (4)	2,698
	Total IT Services	74,337

	Machinery – 0.2%

206	Ingersoll-Rand PLC	20,293

	Media – 0.5%

617	Comcast Corporation, Class A	22,076

80	Publicis Groupe SA, (3)	5,105

146	Walt Disney Co/The	16,580

616	WPP PLC, (3)	9,635
	Total Media	53,396

	Mortgage Real Estate Investment Trusts – 0.1%

705	Starwood Property Trust Inc.	16,102

	Multi-Utilities – 0.5%

331	CMS Energy Corporation	16,001

565	Veolia Environment SA, (3)	12,893

301	WEC Energy Group Inc.	19,977
	Total Multi-Utilities	48,871

	Oil, Gas & Consumable Fuels – 2.6%

362	Anadarko Petroleum Corporation	26,480

128	Canadian Natural Resources Ltd	4,690

570	Chevron Corporation	71,974

253	Dominion Energy Midstream Partners LP	3,896

402	Enbridge Inc.	14,277

541	Enterprise Products Partners LP	15,689

269	HollyFrontier Corporation	20,062

340	Occidental Petroleum Corporation	28,536

302	Phillips 66	37,249

86	Royal Dutch Shell PLC, Sponsored ADR, Class B	6,109

256	Targa Resources Corporation	13,074

439	Total SA, (3)	28,634

396	Williams Cos Inc./The	11,781
	Total Oil, Gas & Consumable Fuels	282,451

	Personal Products – 0.3%

44	L’Oreal SA, (3)	10,752

203	Unilever NV	11,664

223	Unilever PLC, (3)	12,739
	Total Personal Products	35,155

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Value

	Pharmaceuticals – 1.6%

108	Allergan PLC	$19,882

190	AstraZeneca PLC, Sponsored ADR	7,435

34	Bayer AG, (3)	3,785

951	GlaxoSmithKline PLC, (3)	19,753

149	Johnson & Johnson	19,745

1,858	Pfizer Inc.	74,190

51	Roche Holding AG, (3)	12,528

238	Sanofi, (3)	20,705
	Total Pharmaceuticals	178,023

	Professional Services – 0.3%

73	Adecco Group AG, (3)	4,488

451	Experian PLC, (3)	11,073

610	Nielsen Holdings PLC	14,372

73	Wolters Kluwer NV, (3)	4,396
	Total Professional Services	34,329

	Real Estate Management & Development – 0.3%

4,700	CapitaLand Ltd, (3)	11,165

598	City Developments Ltd, (3)	4,408

987	Great Eagle Holdings Ltd, (3)	4,845

4,379	Sino Land Co Ltd, (3)	7,528
	Total Real Estate Management & Development	27,946

	Road & Rail – 0.4%

367	CSX Corporation	25,940

149	Union Pacific Corporation	22,334
	Total Road & Rail	48,274

	Semiconductors & Semiconductor Equipment – 0.4%

441	Cypress Semiconductor Corporation	7,854

257	Infineon Technologies AG, (3)	6,806

200	MediaTek Inc., (3)	1,663

48	Rohm Co Ltd, (3)	4,091

176	Texas Instruments Inc.	19,592

106	Xilinx Inc.	7,639
	Total Semiconductors & Semiconductor Equipment	47,645

	Software – 1.1%

715	Microsoft Corporation	75,847

419	Oracle Corporation	19,978

187	SAP SE, (3)	21,764
	Total Software	117,589

Shares	Description (1)			Value

	Specialty Retail – 0.4%

3,015	Kingfisher PLC, (3)			$11,722

300	Lowe’s Cos Inc.			29,802
	Total Specialty Retail			41,524

	Technology Hardware, Storage & Peripherals – 1.0%

287	Apple Inc.			54,613

95	Fuji Photo Film Co., Ltd., (3)			3,921

1,065	HP Inc.			24,580

357	Samsung Electronics Co Ltd, (3)			12,256

155	Western Digital Corporation			10,873
	Total Technology Hardware, Storage & Peripherals			106,243

	Textiles, Apparel & Luxury Goods – 0.0%

127	Wacoal Holdings Corporation, (3)			3,499

	Tobacco – 0.6%

432	Altria Group Inc.			25,350

371	Imperial Brands PLC, (3)			14,208

100	Japan Tobacco Inc., (3)			2,846

236	Philip Morris International Inc.			20,367

304	Scandinavian Tobacco Group A/S			4,947
	Total Tobacco			67,718

	Trading Companies & Distributors – 0.2%

1,200	Itochu Corporation, (3)			21,308

	Wireless Telecommunication Services – 0.3%

600	KDDI Corporation, (3)			16,702

270	SK Telecom Company Limited, Sponsored ADR			6,693

5,479	Vodafone Group PLC, (3)			13,385
	Total Wireless Telecommunication Services			36,780
	Total Common Stocks (cost $2,828,418)			3,261,743

Shares	Description (1), (2)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 2.7%

26,386	Alerian MLP ETF			$288,663
	Total Non-Affiliated Exchange-Traded Funds (cost $300,235)			288,663

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Banks – 0.0%

149	Citigroup Inc.	6.875%	BB+	$4,139

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments    July 31, 2018

Shares	Description (1)	Coupon	Ratings (5)	Value

	Wireless Telecommunication Services – 0.1%

200	United States Cellular Corporation	7.250%	Ba1	$5,128
	Total $25 Par (or similar) Retail Preferred (cost $9,686)			9,267
	Total Long-Term Investments (cost $10,279,140)			10,775,460
	Other Assets Less Liabilities – 0.4%			39,946
	Net Assets – 100%			$10,815,406

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2018

Assets
Affiliated long-term investments, at value (cost $7,140,801)	$7,215,787
Non-Affiliated long-term investments, at value (cost $3,138,339)	3,559,673
Cash	109,147
Cash denominated in foreign currencies (cost $1,212)	1,211
Receivable for:
Dividends	24,340
Due from broker	22,750
Investments sold	10,155
Reclaims	1,602
Other assets	23,817
Total assets	10,968,482
Liabilities
Payable for:
Dividends	26,476
Investments purchased	1,821
Shares redeemed	14
Accrued expenses:
12b-1 distribution and service fees	47
Custodian fees	71,066
Professional fees	44,007
Shareholder reporting expenses	9,274
Trustees fees	39
Other	332
Total liabilities	153,076
Net assets	$10,815,406
Class A Shares
Net assets	$26,512
Shares outstanding	1,255
Net asset value (“NAV”) per share	$21.13
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.42
Class C Shares
Net assets	$49,824
Shares outstanding	2,360
NAV and offering price per share	$21.12
Class R6 Shares
Net assets	$26,422
Shares outstanding	1,250
NAV and offering price per share	$21.14
Class I Shares
Net assets	$10,712,648
Shares outstanding	506,756
NAV and offering price per share	$21.14
Net assets consist of:
Capital paid-in	$10,241,555
Undistributed (Over-distribution of) net investment income	(18,952)
Accumulated net realized gain (loss)	96,606
Net unrealized appreciation (depreciation)	496,197
Net Assets	$10,815,406
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2018

Investment Income
Dividends from affiliated investments	$236,112
Dividends from non-affiliated investments	103,106
Foreign tax withheld from non-affiliated investments	(5,713)
Total investment income	333,505
Expenses
Management fees	59,031
12b-1 service fees – Class A Shares	66
12b-1 distribution and service fees – Class C Shares	331
Shareholder servicing agent fees	572
Custodian fees	175,456
Trustees fees	148
Professional fees	58,974
Shareholder reporting expenses	10,028
Federal and state registration fees	55,225
Other	6,399
Total expenses before fee waiver/expense reimbursement	366,230
Fee waiver/expense reimbursement	(333,215)
Net expenses	33,015
Net investment income (loss)	300,490
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	83,611
Non-affiliated investments and foreign currency	117,317
Options purchased	(2,216)
Options written	(40,298)
Total net realized gain (loss)	158,414
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	5,078
Non-affiliated investments and foreign currency	156,762
Options purchased	(273)
Options written	2,943
Total change in net unrealized appreciation (depreciation)	164,510
Net realized and unrealized gain (loss)	322,924
Net increase (decrease) in net assets from operations	$623,414

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 7/31/18	For the Period 9/26/16 (commencement of operations) through 7/31/17
Operations
Net investment income (loss)	$300,490	$277,476
Total realized gain (loss)	158,414	(53,728)
Total change in net unrealized appreciation (depreciation)	164,510	331,687
Net increase (decrease) in net assets from operations	623,414	555,435
Distributions to Shareholders
From net investment income:
Class A Shares	(735)	(630)
Class C Shares	(683)	(490)
Class R6 Shares	(796)	(675)
Class I Shares	(318,776)	(268,703)
From accumulated net realized gains from investment transactions:
Class A Shares	—	(34)
Class C Shares	—	(34)
Class R6 Shares	—	(34)
Class I Shares	—	(13,498)
Decrease in net assets from distributions to shareholders	(320,990)	(284,098)
Fund Share Transactions
Proceeds from sale of shares	338,807	10,100,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,277	—
	342,084	10,100,000
Cost of shares redeemed	(100,439)	(100,000)
Net increase (decrease) in net assets from Fund share transactions	241,645	10,000,000
Net increase (decrease) in net assets	544,069	10,271,337
Net assets at the beginning of period	10,271,337	—
Net assets at the end of period	$10,815,406	$10,271,337
Undistributed (Over-distribution of) net investment income at the end of period	$(18,952)	$5,357

See accompanying notes to financial statements.

Financial Highlights

Multi-Asset Income Tax-Aware

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2018	$20.53	$0.54	$0.65	$1.19	$(0.59)	$—	$(0.59)	$21.13
2017(f)	20.00	0.51	0.55	1.06	(0.50)	(0.03)	(0.53)	20.53
Class C (9/26)
2018	20.52	0.36	0.67	1.03	(0.43)	—	(0.43)	21.12
2017(f)	20.00	0.39	0.55	0.94	(0.39)	(0.03)	(0.42)	20.52
Class R6 (9/26)
2018	20.54	0.60	0.64	1.24	(0.64)	—	(0.64)	21.14
2017(f)	20.00	0.56	0.55	1.11	(0.54)	(0.03)	(0.57)	20.54
Class I (9/26)
2018	20.54	0.60	0.64	1.24	(0.64)	—	(0.64)	21.14
2017(f)	20.00	0.55	0.56	1.11	(0.54)	(0.03)	(0.57)	20.54

See accompanying notes to financial statements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.86%	$27	3.72%		(0.55)%		0.56%		2.61%		52%
5.43	26	3.29	*	0.30	*	0.55	*	3.04	*	48

5.07	50	4.55		(1.51)		1.31		1.74		52
4.79	26	4.04	*	(0.45	)*	1.30	*	2.29	*	48

6.10	26	3.47		(0.30)		0.31		2.85		52
5.67	26	3.03	*	0.56	*	0.29	*	3.29	*	48

6.10	10,713	3.47		(0.31)		0.31		2.85		52
5.67	10,194	3.03	*	0.55	*	0.30	*	3.29	*	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2018	0.25%		0.25%		0.25%		0.25%
2017(f)	0.27	*	0.27	*	0.27	*	0.27	*

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Asset Income Tax-Aware Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Investment Advisers, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating the Fund’s assets among underlying funds and the Managers.

Fund Liquidation

On August 10, 2018 (subsequent to the close of this reporting period), the Adviser announced that the Fund will be liquidated after the close of business on September 25, 2018, as approved by the Fund’s Board of Trustees (the “Board”). Effective August 30, 2018, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of August 10, 2018 could continue to purchase Fund shares until September 14, 2018. Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. The liquidation took place after the close of business on September 25, 2018.

Investment Objectives

Multi-Asset Income Tax-Aware’s investment objective is to seek current income, a portion of which is exempt from regular federal income tax. The secondary investment objective of the Fund is to seek capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, if any, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

Notes to Financial Statements (continued)

and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Affiliated Investment Companies	$7,215,787	$—		$—	$7,215,787
Common Stocks	2,301,852	959,891	**	—	3,261,743
Non-Affiliated Exchange-Traded Funds	288,663	—		—	288,663
$25 Par (or similar) Retail Preferred	9,267	—		—	9,267
Total	$9,815,569	$959,891		$—	$10,775,460
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period the Fund purchased/sold a small amount of call options as part of their overwrite strategy and bought/sold put options on up to 5% of its portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

Average notional amount of outstanding call options purchased*	$11,000

Average notional amount of outstanding call options written*	$(207,700)

Average notional amount of outstanding put options purchased*	$107,000
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any outstanding call and put options purchased/written at the end of the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Equity price	Options Purchased	$(2,216)	$(273)
Equity price	Options Written	(40,298)	2,943

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/18		For the period 9/26/16 (commencement of operations) through 7/31/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5	$100	1,250	$25,000
Class C	1,103	22,959	1,250	25,000
Class R6	—	—	1,250	25,000
Class I	15,095	315,748	501,389	10,025,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	7	146	—	—
Class R6	—	—	—	—
Class I	149	3,131	—	—
	16,359	342,084	505,139	10,100,000
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Class I	(4,785)	(100,439)	(5,092)	(100,000)
	(4,785)	(100,439)	(5,092)	(100,000)
Net increase (decrease)	11,574	$241,645	500,047	$10,000,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

Purchases:
Affiliated investments	$3,476,679
Non-affiliated investments	2,097,278
Sales:
Affiliated investments	3,302,643
Non-affiliated investments	2,126,940

6. Income Tax Information

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Notes to Financial Statements (continued)

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

Tax cost of investments	$10,314,435
Gross unrealized:
Appreciation	$622,531
Depreciation	(161,506)
Net unrealized appreciation (depreciation) of investments	$461,025

Permanent differences, primarily due to foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2018, the Fund’s tax year end, as follows:

Capital paid-in	$(6)
Undistributed (Over-distribution of) net investment income	(3,809)
Accumulated net realized gain (loss)	3,815

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2018, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$—
Undistributed net ordinary income[1,2]	80,112
Undistributed net long-term capital gains	59,906
[1]

Undistributed net tax-exempt income and ordinary income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2018 through July 31, 2018, and paid on August 1, 2018.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net tax-exempt income[3]	$188,380
Distributions from net ordinary income[2]	132,018
Distributions from net long-term capital gains	—

For the period September 26, 2016 (commencement of operations) through July 31, 2017
Distributions from net tax-exempt income	$125,509
Distributions from net ordinary income[2]	123,669
Distributions from net long-term capital gains	8,443
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Fund hereby designates this amount paid during the fiscal year ended July 31, 2018, as Exempt Interest Dividends.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For the next $2.5 billion	0.3000
For the next $2.5 billion	0.2875
For net assets over $10 billion	0.2750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2018, the complex-level fee for the Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through July 31, 2019, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

Other Transactions with Affiliates

Affiliated Investment Companies

Information regarding the Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Description	Shares as of 7/31/18	Value as of 7/31/17	Purchases	Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 7/31/18	Dividend Income
Nuveen All-American Municipal Bond Fund (Class R6)	56,279	$972,145	$510,625	$831,631	$(24,002)	$18,946	$646,083	$24,599
Nuveen High Yield Municipal Bond Fund (Class R6)	98,498	1,962,399	238,386	517,257	(16,763)	35,287	1,702,052	84,323
Nuveen Inflation Protected Municipal Bond Fund (Class I)	58,138	197,006	425,389	—	—	2,592	624,987	6,545
Nuveen Limited Term Municipal Bond Fund (Class I)	130,388	759,043	709,514	37,500	(444)	(13,294)	1,417,319	26,443
Nuveen Real Asset Income Fund (Class R6)	—	49,106	—	49,106	806	(806)	—	407
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	156,923	1,359,290	667,917	444,801	(9,651)	27,864	1,600,619	66,393
Nuveen Symphony Floating Rate Income Fund (Class R6)	20,896	101,291	385,358	75,000	(153)	(266)	411,230	7,225
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	22,116	808,182	—	578,423	93,771	(69,639)	253,891	8,360
TIAA-CREF International Equity Index Fund (Class I)	10,642	220,662	205,890	232,493	14,861	6,150	215,070	11,817
TIAA-CREF Large-Cap Growth Index Fund (Class I)	10,828	523,938	333,600	536,432	25,186	(1,756)	344,536	—
Total		$6,953,062	$3,476,679	$3,302,643	$83,611	$5,078	$7,215,787	$236,112

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$80

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$194

Notes to Financial Statements (continued)

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,250
Class I Shares	496,250

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

Fund Liquidation

As previously noted in Note 1 – General Information and Significant Accounting Policies, Fund Liquidation, the Fund liquidated after the close of business on September 25, 2018.

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Investments Advisers, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	100.0%
% DRD	43.3%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark: A blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index in which the S&P Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the tax-exempt investment grade U.S. municipal bond market, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Adviser and Nuveen Investments Advisers, LLC (“NIA” or the “Lead Sub-Adviser”); (b) the Adviser and Nuveen Asset Management, LLC (“NAM”); (c) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); (d) the Adviser and Santa Barbara Asset Management, LLC (“Santa Barbara”); (e) the Adviser and Symphony Asset Management LLC (“Symphony”); and (f) the Adviser and Winslow Capital Management, LLC (“Winslow”), pursuant to which NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow each serve as an investment sub-adviser to the Fund. NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow are each hereafter a “Sub-Adviser.” Each Sub-Adviser except the Lead Sub-Adviser is a “Manager.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and, as applicable, the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed fund performance over the quarter and one-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and although the Fund’s performance was below its blended benchmark for the one-year period, the Fund outperformed its primary benchmark for such period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board recognized that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Managers charge to other clients. (Comparative client data was not available for the Lead Sub-Adviser.)

The Board noted that the Fund did not incur a management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio below the net expense average of its Peer Group.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Managers, such other

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

clients may include: retail and institutional managed accounts with respect to each Manager; hedge funds (with respect to Symphony); investment companies outside the Nuveen family (with respect to NAM, NWQ, Symphony and Winslow); foreign investment companies offered by Nuveen (with respect to NAM, NWQ, Santa Barbara and Winslow); and collective investment trusts (with respect to NAM, NWQ and Winslow). The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies, as applicable. With respect to hedge funds, the Board noted the performance fee Symphony assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Managers and the hedge funds advised by Symphony (along with their performance fee), and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Manager’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed each Manager’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Manager’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Fund, its temporary expense cap), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Managers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Managers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Fund to the extent it enhances the ability of the Managers to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients. The Board noted that the Lead Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-MUAITA-0718P 600796-INV-Y-09/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Multi-Asset Income Fund	36,680	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund	36,680	0	0	0

Total	$73,360	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Multi-Asset Income Fund	0%	0%	0%	0%
Nuveen Multi-Asset Income Tax-Aware Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Multi-Asset Income Fund[5]	35,690	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund[5]	35,690	0	0	0

Total	$71,380	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Funds commenced operations on 09/26/2016

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Multi-Asset Income Fund	0%	0%	0%	0%
Nuveen Multi-Asset Income Tax-Aware Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Multi-Asset Income Fund	0	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Multi-Asset Income Fund	0	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2018